EXHIBIT 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Jacob Shulman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i) the Annual Report of Mellanox Technologies, Ltd. (the "Company") on Form 10-K for the year ended December 31, 2017 (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned has set his hand hereto as of February 16, 2018.

By:		/s/ JACOB SHULMAN
	Name:	Jacob Shulman
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: February 16, 2018
This certification accompanies the Form 10-K to which it relates to, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by references into any filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.